                                 EXHIBIT 10(A)

                         CYPRUS AMAX MINERALS COMPANY

                              MATERIAL CONTRACTS
                      AMENDED AND RESTATED STOCK PLAN FOR
                           NON-EMPLOYEE DIRECTORS OF
                         CYPRUS AMAX MINERALS COMPANY

                      AMENDED AND RESTATED STOCK PLAN FOR
            NON-EMPLOYEE DIRECTORS OF CYPRUS AMAX MINERALS COMPANY


     SECTION 1.
     PURPOSE.  The purpose of this Amended and Restated Stock Plan for Non-
     -------
Employee Directors of Cyprus Amax Minerals Company is to provide certain incentives and compensation to eligible directors of Cyprus Amax Minerals Company and to encourage the highest level of director performance by providing such directors with a proprietary interest in the Company's success and progress.

     SECTION 2.
     DEFINITIONS.  For purposes of this Plan, the following terms shall have the
     -----------
following meanings:

          (a)  "ADMINISTRATOR" means one or more individuals appointed in
                -------------
accordance with Section 9(a).

          (b)  "BENEFICIARY" means a person or persons designated by the
                -----------
Participant to receive, in the event of the Participant's death, any unexercised Option held by the Participant which is vested in accordance with Section 6(b)(4). A Participant may, subject to such limitations as may be prescribed by the Administrator, designate one or more persons primarily or contingently as beneficiaries in writing upon forms supplied by and delivered to the Company, and may revoke such designations in writing. If a Participant fails effectively to designate a beneficiary, then either the legal representative of the Participant's estate or the person to whom the Option is transferred by will or the laws of descent and distribution shall be deemed to be the Participant's beneficiary.

          (c)  "BOARD" means the Board of Directors of the Company.
                -----

          (d)  "CHANGE OF CONTROL" means the happening of any of the following
                -----------------
events:

               (1) The acquisition by any individual, entity or group (within the meaning of section 13 (d) (3) or 14 (d) (2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company,
(B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction described in Sections 2(d)(3)(A), 2(d)(3)(B) and 2(d)(3)(C); or

               (2) Individuals who, as of January 1, 1996, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to January 1, 1996, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (4) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (i) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition, in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan(or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

          (e)  "CHANGE OF CONTROL PRICE" means the highest price per share paid
                -----------------------
in any transaction reported on the New York Stock Exchange Composite Index or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding 60-day period as determined by the Administrator.

          (f)  "CODE" means the Internal Revenue Code of 1986, as amended.
                ----

          (g)  "COMMITTEE"  means the Compensation and Benefits Committee of the
                ---------
Board of Directors.

          (h)  "COMMON STOCK" means the Common Stock, no par value per share, of
                ------------
the Company.

          (i)  "COMPANY" means Cyprus Amax Minerals Company.
                -------

          (j)  "EFFECTIVE DATE" means the date described in Section 12.
                --------------

          (k)  "ELIGIBLE DIRECTOR" means any member of the Board who, on the
                -----------------
date of the grant of Shares or the date of the grant of an Option, is not an officer or an employee of the Company or any of the Company's subsidiaries or affiliates and is a director of the Company.

          (l)  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (m)  "FAIR MARKET VALUE" means, for purposes of the Plan, unless
                -----------------
otherwise required by any applicable provision of the Code or any regulations issued thereunder, with respect to the date of determination, the average of the reported highest and lowest sale prices per Share on the New York Stock Exchange (or if the Common Stock is not then listed on the New York Stock Exchange, on such other exchange or exchanges where the Common Stock is then listed) with respect to the date of determination or in the absence of reported sales on such date, the average of such reported highest and lowest sale prices per Share on the next preceding date on which reported sales occurred. If the Common Stock is not listed upon any established exchange, such fair market value will be the average of the prices in the over-the-counter markets (reported from the NASDAQ System) or, if the Common Stock is not traded on that day, on the next preceding date on which reported sales occurred, provided, that if the Administrator determines that such price is not representative of the true fair market value due to the level of trading volume or otherwise, the Administrator may determine the "fair market value per Share" in a reasonable manner consistent with the Code and taking into account information about sale, bid and asked prices for the common stock of the Company in the markets where such stock is then traded or eligible for trading. If the Common Stock is not traded publicly on the date of determination, its "fair market value per share" shall be determined by the Administrator in such manner as the Administrator may deem appropriate.

          (n)  "OPTION" means any option to purchase shares of Common Stock
                ------
granted pursuant to Section 6.

          (o)  "PARTICIPANT" means an Eligible Director to whom Shares have been
                -----------
awarded or an Option has been granted under the Plan.

          (p)  "PLAN" means the Stock Plan for Non-Employee Directors of Cyprus
                ----
Amax Minerals Company, as amended and restated and as set forth herein.

          (q)  "SHARES" means one or more shares of Common Stock.
                ------

     SECTION 3.
     SHARES SUBJECT TO PLAN.
     -----------------------

          (a) The aggregate total of the number of Shares for which Options may be granted during each fiscal year and the total number of Shares which may be awarded during the same fiscal year ("Maximum Annual Grants and Awards") shall be the sum of (1) 1/16th of 1% of the number of outstanding shares of Common Stock of the Company (excluding treasury shares) as of the end of the immediately preceding fiscal year plus (2) the cumulative number of carryforward shares (as defined below) from all prior fiscal years (including the immediately preceding fiscal year) which shall not yet have been used to make grants and awards in any intervening period. The number of "carryforward shares" from all fiscal years ending on or before December 31, 1995, collectively shall be 13,000. The number of "carryforward shares" from each fiscal year (the "Accumulation Year") ending on or after December 31, 1996, shall be the amount, if any, by which (1) 1/16th of 1% of the number of outstanding shares of Common Stock of the Company (excluding treasury shares) as of the end of the fiscal year immediately preceding the Accumulation

Year exceeds (2) the total of the number of Shares for which Options were granted during the Accumulation Year and the number of Shares granted during the Accumulation Year. Any determination of the Maximum Annual Grants and Awards for any fiscal year, including any determination of the number of carryforward shares from any prior fiscal year, shall take into account and be appropriately adjusted for any intervening changes in capitalization as provided in Section 8(b).

          (b) The Shares granted under the Plan may be either authorized but unissued shares or treasury shares, as determined from time to time by the Board.

     SECTION 4.
     ELIGIBILITY.  Only Eligible Directors are eligible to be granted Shares and
     -----------
granted Options under the Plan.

     SECTION 5.
     GRANTS OF SHARES.
     ----------------

          (a) Each Eligible Director on July 1, 1992, shall be granted 500 Shares on that date, and annually thereafter each Eligible Director on July 1 shall be granted 500 Shares.

          (b) Each grant of the Shares shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and the Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     SECTION 6.
     GRANTS OF OPTIONS.  All Options granted under the Plan shall be non-
     -----------------
qualified stock options, that is, options that do not qualify as incentive stock options under section 422 of the Code.

          (a)  NUMBER OF OPTIONS.  After the Effective Date, for as long as the
               -----------------
Plan remains in effect, each Eligible Director shall be granted an Option of 2,000 Shares of Common Stock on July 1 of each fiscal year; provided however, that an individual who ceases to be a member of the Board on or prior to such date shall not be entitled to receive a grant of Options for that fiscal year.

          (b)  TERMS AND CONDITIONS.  Options granted under the Plan shall be
               --------------------
subject to the terms and conditions described below and shall be subject to such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board or the Administrator shall deem desirable. Each Option shall be evidenced by and subject to the terms of a written agreement duly executed and delivered by or on behalf of the Company and the Participant, which shall specify the terms and conditions applicable to the Option.

               (1)  Option Price.  The price per share at which Options may be
                    ------------
exercised shall be determined by the Board or the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted.

               (2)  Option Term.  The expiration date of each Option shall be
                    -----------
determined by the Board or the Administrator, but in no event shall the expiration date be later than ten (10) years and one day after the date the Option is granted.

               (3)  Restrictions on Transfer.  Options and any rights or
                    ------------------------
privileges pertaining thereto shall not be transferable other than by will or the laws of descent and distribution or if the terms of a grant so permit, pursuant to a qualified domestic relations order (as defined for purposes of Rule 16b-3 of the Exchange Act) and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative. Any Eligible

Director to whom an Option is granted may designate a Beneficiary as provided in
Section 2(b) who shall have the right to exercise the Option after death.

               (4)  Vesting--Required Period of Service.  Any Option granted on
                    -----------------------------------
July 1, 1996, shall become vested and shall be exercisable as follows: 50% of the Shares represented by the Option shall be exercisable by the Participant to whom the Option has been granted after such Participant shall have completed a period of not less than one year of continuous service as a member of the Board immediately following the date on which the Option is granted. The remainder of the Option granted on July 1, 1996, shall become vested and shall be exercisable after the Participant completes a period of not less than two years of continuous service as a member of the Board immediately following the date on which the Option is granted.

               Notwithstanding the foregoing, any Option granted after July 1, 1996, shall be exercisable by the Participant to whom the Option has been granted after such Participant shall have completed the period of continuous service as a member of the Board, if any, immediately following the date on which the Option is granted as shall be specified in the terms of the grant.

               Notwithstanding any other provision of this Subsection 6(b)(4),

                         (A) 100% of the Shares represented by any Option granted to a Participant who dies while actively serving as a member of the Board shall immediately vest and shall be exercisable by the Participant's Beneficiary as of the date of the Participant's death to the full extent of the grant, and

                         (B) the Board or the Administrator has sole discretion to accelerate the vesting of Shares represented by any Option granted to a Participant who retires or becomes disabled.

               (5)  Exercise of Option.  After completing the required period of
                    ------------------
service as a member of the Board, an Option may be exercised according to its terms during the balance of the Option period, except as otherwise provided in this Section. The Option may be exercised only by the Participant to whom it is granted, except as otherwise provided in Sections 8 and 9.

               (6)  Payment for Shares and Method of Exercise.  The Participant
                    -----------------------------------------
may exercise a vested Option in whole or in part at any time during the option term by delivering to the Company written notice of exercise specifying the number of Shares to be purchased and the option price therefor. The notice of exercise shall be accompanied by payment in full of the option price. Payment of the option price may be made (A) in cash or by check payable to the Company or
(B) to the extent determined by the Board or Administrator on or after the date of grant, in Shares duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or (C) by reduction in the number of Shares issuable upon such exercise, based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding the date of exercise. Upon payment in full of the option price and satisfaction of the other conditions provided herein, a stock certificate representing the number of shares of Common Stock to which the Participant is entitled shall be issued and delivered to the Participant.

               (7)  Retirement.  If the Participant retires after completing the
                    ----------
required period of service as provided in Section 6(b)(4), the Option (or any unexercised portion thereof) shall be exercisable by the Participant, but only within the period specified in the terms of grant, which period shall end not earlier than three years, or such other period that is specified in terms of the grant, after the date of retirement but, in any event not later than the expiration of the option term of the Option.

               (8)  Disability.  If a disability prevents a Participant from
                    ----------
performing the duties of a director, any Option (or any unexercised portion thereof) held by such Participant which is vested in accordance with Section 6(b)(4), may thereafter by exercised by the Participant after such date the Participant is determined by the Board or Administrator to be disabled until the earlier of three years, or such other period that is specified in the terms of the grant, but in any event not later than the expiration of the option term of such Option.

               (9)  Death.
                    -----

                         (A) Except as provided in Subsections (A), (B) and (C) and unless otherwise determined by the Board or the Administrator on or after the date of grant, if a Participant ceases to be a member of the Board by reason of death, any Option (or the unexercised portion thereof) held by such Participant at the date of death and which is vested in accordance with Section 6(b)(4) may thereafter be exercised by the Participant's Beneficiary until the earlier of three years, or such other period that is specified in terms of the grant, after the Participant's date of death, but in any event not later than the expiration of the option term of such Option.

                         (B) If a Participant dies after retirement but before the expiration of the period specified in the terms of grant during which any Option may be exercised in part or in full, then the Option (or the unexercised portion thereof) which is vested in accordance with Section 6(b)(4) shall be exercisable by the Beneficiary of the Participant during the remainder of the exercise period following retirement as described in Subsection (7) above plus three months but, in any event, not later than the expiration of the option term of the Option.

                         (C) If a Participant dies after becoming disabled but before the expiration of the period specified in the terms of grant during which any Option may be exercised in part or in full, then the Option (or the unexercised portion thereof) which is vested in accordance with Section 6(b)(4) shall be exercisable by the Beneficiary of the Participant during the remainder of the exercise period following disability as described in Subsection (8) above plus three months but, in any event, not later than the expiration of the option term of the Option.

               (10) Other Termination.  Unless otherwise determined by the Board
                    -----------------
or the Administrator on or after the date of grant, if a Participant ceases to be a member of the Board for any reason other than death, retirement or disability, any Option (or the unexercised portion thereof) which is vested in accordance with Section 6(b)(4) held by such Participant may be exercised until the earlier of 30 days after such date or the expiration of the option term of such Option.

               (11) Other Terms.  The Option agreement may contain such other
                    -----------
terms, provisions and conditions as may be determined by the Board or the Administrator so long as those terms, provisions and conditions are not inconsistent with the provisions of the Plan. The terms of any Option agreement need not be uniform with the terms of any other Option agreement.

               (12) Change of Control.  Notwithstanding the foregoing, upon a
                    -----------------
Change of Control, all Options granted hereunder shall immediately vest and shall become exercisable to the full extent of the original grant. If a Participant ceases to be a member of the Board at or after a Change of Control, other than by reason of death, disability, or retirement, any Option (or unexercised portion thereof) held by such Participant shall be exercisable for six months and one day following the date the Participant ceases to be a member of the Board, but in any event not later than the expiration date of the Option.

          (c)  Rights as Shareholders.  A Participant shall not be deemed to be
               ----------------------
the holder of Common Stock, or have any of the rights of a holder of Common Stock, with respect to shares subject to an Option, until the Option is exercised and a stock certificate representing such shares of Common Stock is issued to the Participant.

     SECTION 7.
     REGULATORY COMPLIANCE AND LISTING.  The issuance or delivery of any of the
     ---------------------------------
Shares may be postponed by the Company for such period as may be required to comply with any applicable requirements under Federal or state securities laws, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or delivery of such Shares would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

     SECTION 8.
     ADJUSTMENT FOR COMPANY CHANGES.
     -------------------------------

          (a)  RIGHTS AND POWERS RESERVED.  The existence of any outstanding
               --------------------------
Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue or sale of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, any sale or transfer of all or any part of the assets or business of the Company, the liquidation or dissolution of the Company or any other corporate act or proceeding, whether of a similar character or otherwise. Except as expressly provided in this Plan, the issue or sale by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, either upon direct sale or the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any outstanding Option.

          (b)  CHANGES IN CAPITALIZATION.  In the event that the Administrator
               -------------------------
shall determine that any dividend or other distribution (whether in the form of cash, shares of common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrant or the rights to purchase shares of Common Stock or other securities of the Company, or the similar corporate transaction or event affects the shares of Common Stock such than an adjustment is determined by the Board or the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of (1) the number and type of shares of common stock (or other securities or property) which thereafter may be made the subject of awards, (2) the number and type of shares of common stock (or other securities or property) subject to outstanding grants and awards, and (3) the grant, purchase, or exercise price with respect to any grant or award, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding grant or award; provided, however, that the number of Shares subject to any grant or award denominated in shares shall always be a whole number.

     SECTION 9.
     ADMINISTRATION.
     ---------------

          (a)  APPOINTMENT OF ADMINISTRATOR.  An Administrator, which may be one
               ----------------------------
or more individuals, shall be appointed from time to time by the Chief Executive Officer of the Company or his duly authorized delegate in order to administer the Plan as provided herein.

          (b)  RIGHTS AND DUTIES OF ADMINISTRATOR.  The Administrator, on behalf
               ----------------------------------
of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

               (1) to interpret the provisions of the Plan and to determine the terms and conditions of grants;

               (2) to compute and certify the amount and kind of benefits payable to Participants and their Beneficiaries;

               (3) to maintain or to designate any person or entity to maintain all the necessary records for the administration of the Plan;

               (4) to make and publish such rules for the regulation of the Plan as are consistent with the terms hereof;

               (5) to provide for disclosure of such information and filing or provision of such reports and statements to Participants or Beneficiaries under this Plan as the Administrator deems appropriate; and

               (6) subject to the limitations imposed under Section 10, to amend the Plan or any Option previously granted to the extent such authority to amend the Plan or any Option previously granted is delegated to it by the Board.

All interpretations and decisions and other actions of the Administrator shall be conclusive and final on all persons interested in the Plan, except to the extent otherwise specifically indicated herein. The Administrator may appoint one or more agents, and delegate thereto such powers and duties in connection with the administration of the Plan as the Administrator may from time to time prescribe. To the extent of any such delegation, the delegate shall have the duties, powers, authority and discretion of the Administrator.

          (c)  AUTHORITY OF BOARD.  Notwithstanding any provision contained in
               ------------------
the Plan regarding the delegation of authority to the Administrator or any other person with respect to the operation and administration of the Plan, the Board, acting in its sole discretion, may at any time exercise its authority under the terms of the Plan to act on behalf of the Company.

     SECTION 10.
     AMENDMENT AND TERMINATION OF THE PLAN.
     --------------------------------------

          (a) The Board or its duly authorized delegate from time to time may amend the Plan, provided that:

               (1) no amendment which would materially increase the benefits accruing to Participants, increase the number of securities which may be issued under the Plan, or materially modify the requirements as to eligibility to participate in the Plan shall become effective without approval of the amendment by the shareholders,

               (2) no other amendment shall become effective without approval of the amendment by the shareholders, if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements (including Rule 16b-3 under the Exchange Act), or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable, and

               (3) amendments to any provisions of the Plan describing the eligible directors, stating the number of Shares to be granted, or specifying the time of the grants shall not be made more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

          (b) The Board or its duly authorized delegate from time to time may amend the terms of any Option that was previously granted or is yet to be granted, in any manner, so long as such amendment is not inconsistent with the terms of the Plan, and provided that no such amendment shall impair the rights of any Participant (or Beneficiary if the Participant is deceased), without such Participant's (or Beneficiary's) written consent.

          (c) The Board may terminate the Plan at any time, but such termination shall not affect Options granted or shares awarded prior thereto.

     SECTION 11.
     MISCELLANEOUS.
     --------------

          (a)  NO RIGHT TO CONTINUE AS DIRECTOR.  Nothing in the Plan nor the
               --------------------------------
grant of any Shares or Option shall be deemed (1) to confer upon any person the right to continue as a director of the Company or (2) to create any obligation on the part of the Board to nominate any director for reelection by the Company's shareholders or (3) to limit the rights of the shareholders to remove any director.

          (b)  OTHER PLANS.
               -----------

               (1) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

               (2) No income of a Participant attributable to this Plan shall be included in the director's earnings for purposes of any benefit plan in which the director may be eligible to participate, unless otherwise determined by the Board or Administrator, or unless otherwise provided by the terms of such other benefit plan.

          (c)  PAYMENT OF TAXES.  The Company shall have the right to require,
               ----------------
prior to the issuance or delivery of any Shares, payment by a Participant of any taxes required by law with respect to the issuance or delivery of such Shares.

          (d)  UNFUNDED STATUS OF PLAN.  The Plan is intended to constitute an
               -----------------------
"unfunded" plan for incentive compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give the Participant any rights that are greater than those of a general creditor of the Company.

          (e)  GOVERNING LAW.  To the extent not superceded by federal law, the
               -------------
Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Colorado.

          (f)  LIABILITY OF BOARD MEMBERS.  No member of the Board nor any
               --------------------------
employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

          (g)  COSTS.  The Company shall bear all expenses incurred in
               -----
administering the Plan, including expenses related to the issuance of Common Stock upon exercise of Options.

          (h)  SEVERABILITY.  If any provision of this Plan or any grant or
               ------------
award is or becomes invalid, illegal, or unenforceable in any jurisdiction, or as to any person, or would disqualify this Plan or any grant or award under any law or regulation deemed applicable by the

Board or Administrator, such provision shall be construed or deemed amended to conform to applicable laws and regulations, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Administrator, materially altering the intent of this Plan or the grant or award, such provision shall be stricken as to such jurisdiction or person and the remainder of this Plan or the grant or award shall remain in full force and effect.

          (i)  SUCCESSORS.  The Plan shall be binding upon and inure to the
               ----------
benefit of any successor or successors of the Company.

          (j)  HEADINGS AND CONSTRUCTION.  Section headings contained in this
               -------------------------
Plan are included for convenience only and are not to be used in construing or interpreting the Plan. Except where otherwise clearly indicated by context, the masculine shall include the feminine and the singular shall include the plural, and vice-versa.

     SECTION 12.
     EFFECTIVE DATE OF THE PLAN.  The Plan was adopted by the Company's
     --------------------------
shareholders to be originally effective as of July 1, 1992. The Plan as amended and restated herein shall become effective as of July 1, 1996, subject to obtaining prior approval of the Plan by the Company's shareholders. If such shareholder approval is not obtained, the Plan as amended and restated herein shall be null and void but the Plan, as in effect immediately prior to such amendment and restatement, shall continue in full force and effect.